Exhibit 10.3


                                                     CHANGE IN TERMS AGREEMENT

------------------------------------------------------------------------------------------------------------------------------------
      Principal           Loan Date         Maturity           Loan No          Call / Coll      Account        Officer     Initials
   $14,000,000.00        04-09-2002        12-31-2002        3030600000          4A0 / 71                         321
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                                References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

                           Any item above containing "***" has been omitted due to text length limitations.

Borrower:     I/O MAGIC CORPORATION                                    Lender:      CHINATRUST BANK [USA]
              1300 WAKEHAM AVENUE                                                   CORPORATE LENDING
              SANTA ANA, CA 92705                                                   18645 GALE AVENUE # 150
                                                                                    CITY OF INDUSTRY, CA 91748

====================================================================================================================================

Principal Amount:   $14,000,000.00                        Initial Rate:    5.500%                Date of Agreement:    April 9, 2002


DESCRIPTION OF EXISTING INDEBTEDNESS. ORIGINAL NOTE DATED 04-09-2001 IN THE AMOUNT OF $8,000,000.00, AS AMENDED AND SUPERSEDED BY: CHANGE IN TERMS AGREEMENT DATED 12-26-2001 IN THE AMOUNT OF $14,000,000.00 MATURING 04-09-2002.

DESCRIPTION OF COLLATERAL. COLLATERAL DESCRIBED IN UCC-1 FINANCING STATEMENT FILED ON 04-26-2001, UNDER THE NAME OF I/OMAGIC CORPORATIO, INSTRUMENT #0112160339.

DESCRIPTION OF CHANGE IN TERMS. THE MATURITY DATE OF THE LINE IS CHANGED TO 12-31-2002. THE INTEREST RATE IS INCREASED TO WSJ PRIME RATE PLUS 0.75%. THE FLOOR RATE !S INCREASED AS INDICATED IN THE VARIABLE INTEREST RATE PARAGRAPH BELOW. THE BUSINESS LOAN AGREEMENT DATED 12-26-2001 IS AMENDED AND SUPERSEDED BY BUSINESS LOAN AGREEMENT DATED 04-09-2002. ALL OTHER TERMS AND CONDITIONS, STATED IN ALL OTHER RELATED LOAN DOCUMENTS INCLUDING BUT NOT LIMITED TO THE SECURITY AGREEMENT, NOT MODIFIED HEREWITH WILL REMAIN IN FULL FORCE AND EFFECT WITHOUT WAIVER OR MODIFICATION OF ANY KIND.

PROMISE TO PAY. I/OMAGIC CORPORATION ("Borrower") promises to pay to CHINATRUST BANK [USA] ("Lender"), or order, in lawful money of the United States of America, the principal amount of Fourteen Million & 00/100 Dollars ($14,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the dale of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan on demand. Payment in full is due immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in accordance with the following payment schedule:

     ADVANCES UNDER SUB-LIMIT A.1) FOR REFINANCING OF LETTERS OF CREDIT, LOCAL PURCHASE FINANCING AGAINST INVOICES AND WORKING CAPITAL LOANS WILL ALL HAVE A MATURITY NOT EXCEEDING 150 DAYS. ADVANCES UNDER SUB-LIMIT A.2) AND A.3) WILL ALL HAVE A MATURITY NOT EXCEEDING 60 DAYS.
     INTEREST ACCRUED ON ANY ADVANCE UNDER THIS LINE OF CREDIT WILL BE DUE ON THE FIRST DAY OF EACH AND EVERY MONTH FOLLOWING SUCH ADVANCE. PRINCIPAL WILL BE DUE AND PAYABLE ON THE RESPECTIVE SCHEDULED MATURITY OF EACH ADVANCE.

Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 4.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THE NOTE WILL BE AT A RATE OF 0.750 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 5.500% PER ANNUM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THE NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the interest rate on the Note be less than 5.500% per annum or more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: CHINATRUST BANK [USA], CORPORATE LENDING, 18645 GALE AVENUE # 150, CITY OF INDUSTRY, CA 91748.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT OR $5.00, WHICHEVER IS GREATER.

INTEREST AFTER DEFAULT. Upon default, at Lender's option, and if permitted by applicable Law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). Upon Borrower's failure to pay all amounts declared due pursuant to this section, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.750 percentage points over the Index.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under the indebtedness,:

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

                          CHANGE IN TERMS AGREEMENT
LOAN NO. 3030600000               (CONTINUED)                            PAGE 2
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     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part or Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

     CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there Is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic slay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF CALIFORNIA. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of LOS ANGELES County, State of California.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open In the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Agreement is secured by:
PLEASE REFER TO THE "DESCRIPTION OF COLLATERAL" PARAGRAPH STATED ABOVE.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority:
ANY ONE OF THE FOLLOWING: TONY SHAHBAZ, PRESIDENT/SECRETARY OF I/OMAGIC CORPORATION; and GILLINGS (ACTUAL SIGNATURE) X [Illegible Signature] V. P. OF FINANCE OF I/OMAGIC CORPORATION. Borrower agrees for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

ARBITRATION. BORROWER AND LENDER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME THE CLAIM IS FILED, UPON REQUEST OF EITHER PARTY. NO ACT TO TAKE OR DISPOSE OF ANY COLLATERAL SHALL CONSTITUTE A WAIVER OF THIS ARBITRATION AGREEMENT OR BE PROHIBITED BY THIS ARBITRATION AGREEMENT. THIS INCLUDES, WITHOUT LIMITATION, OBTAINING INJUNCTIVE RELIEF OR A TEMPORARY RESTRAINING ORDER; INVOKING A POWER OF SALE UNDER ANY DEED OF TRUST OR MORTGAGE; OBTAINING A WRIT OF ATTACHMENT OR IMPOSITION OF A RECEIVER; OR EXERCISING ANY RIGHTS RELATING TO PERSONAL PROPERTY, INCLUDING TAKING OR DISPOSING OF SUCH PROPERTY WITH OR WITHOUT JUDICIAL PROCESS PURSUANT TO ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE. ANY DISPUTES, CLAIMS, OR CONTROVERSIES

                          CHANGE IN TERMS AGREEMENT
LOAN NO. 3030600000               (CONTINUED)                            PAGE 3
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CONCERNING THE LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY
RIGHT, CONCERNING ANY COLLATERAL, INCLUDING ANY CLAIM TO RESCIND, REFORM, OR OTHERWISE MODIFY ANY AGREEMENT RELATING TO THE COLLATERAL, SHALL ALSO BE ARBITRATED, PROVIDED HOWEVER THAT NO ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. BORROWER AND LENDER AGREE THAT IN THE EVENT OF AN ACTION FOR JUDICIAL FORECLOSURE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 726, OR ANY SIMILAR PROVISION IN ANY OTHER STATE, THE COMMENCEMENT OF SUCH AN ACTION WILL NOT CONSTITUTE A WAIVER OF THE RIGHT TO ARBITRATE AND THE COURT SHALL REFER TO ARBITRATION AS MUCH OF SUCH ACTION, INCLUDING COUNTERCLAIMS, AS LAWFULLY MAY BE REFERRED TO ARBITRATION. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTHING IN THIS AGREEMENT SHALL PRECLUDE ANY PARTY FROM SEEKING EQUITABLE RELIEF FROM A COURT OF COMPETENT JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES, AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OR AN ACTION FOR THESE PURPOSES. THE FEDERAL ARBITRATION ACT SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

UNCOLLECTED FUNDS AVAILABILITY. LENDER AGREES TO MAKE AVAILABLE TO BORROWER AN UNCOLLECTED FUNDS PROTECTION FACILITY IN THE AMOUNT OF ONE MILLION AND 00/100 U.S. DOLLARS ($1,000,000.00). BORROWER MAY USE UP TO $1,000,000.00 OF
UNCOLLECTED FUNDS DEPOSITED INTO BORROWER'S BUSINESS CHECKING ACCOUNT #22606270. (SEE "RIDER TO BUSINESS LOAN AGREEMENT" DATED 04-29-2002.).

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: CHINATRUST BANK [USA], CORPORATE LENDING, 18645 GALE AVENUE #150, CITY OF INDUSTRY, CA 91748.

MISCELLANEOUS PROVISIONS. This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

I/O MAGIC CORPORATION

By: /S/ TONY SHAHBAZ
   --------------------------------------------------
   TONY SHAHBAZ, President/Secretary of I/O MAGIC
   CORPORATION